UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
February 3, 2010

Kimco Realty Corporation
(Exact Name of Registrant as Specified in its Charter)

Maryland	1-10899	13-2744380
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
3333 New Hyde Park Road Suite 100 New Hyde Park, NY	11042
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 869-9000

No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.     Results of Operations and Financial Condition

The information contained in this Item 2.02 of the Current Report on Form 8-K of Kimco Realty Corporation (the “Company”) is being furnished pursuant to “Item 2.02 – Results of Operations and Financial Condition” and “Item 7.01 – Regulation FD Disclosure” of Form 8-K.

On February 3, 2010, Kimco Realty Corporation issued a press release announcing its financial results for the quarter and year ended December 31, 2009.  A copy of the press release is furnished as Exhibit 99.1 to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIMCO REALTY CORPORATION

		By:	/s/ Michael V. Pappagallo
			Name:	Michael V. Pappagallo
			Title:	Executive Vice President,
Chief Financial Officer and
Chief Administrative Officer

Dated:	February 3, 2010

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated February 3, 2010 issued by Kimco Realty
Corporation